Financial Instruments	6 Months Ended
Jun. 30, 2021
Text block [abstract]
Financial Instruments
5.	Financial Instruments

5.1.	Capital Risk Management
The Company manages its capital to ensure that it will be able to continue as a going concern while maximizing the return to stakeholders through the optimization of the debt and equity balance.
The capital structure of the Company consists of debt (Note 16) and equity attributable to common shareholders, comprising of issued capital (Note 17), accumulated reserves (Note 18) and retained earnings.
The Company is not subject to any externally imposed capital requirements with the exception of complying with the minimum tangible net worth covenant under the credit agreement governing bank debt (Note 16).
The Company is in compliance with the debt covenants at June 30, 2021, as described in Note 16.1.

5.2.	Categories of Financial Assets and Liabilities
The non-revolving term loan, which requires regularly scheduled payments of interest and principal, is carried at amortized cost. Trade receivables from sales of cobalt and other receivables are non-interest bearing and are stated at amortized cost, which approximate fair values due to the short terms to maturity. Where necessary, the non-revolving term loan and the other receivables are reported net of allowances for uncollectable amounts. All other financial assets are reported at fair value. Fair value adjustments on financial assets are reflected as a component of net earnings with the exception of fair value adjustments associated with the Company’s long-term investments in common shares held. As these long-term investments are held for strategic purposes and not for trading, the Company has made a one time, irrevocable election to reflect the fair value adjustments associated with these investments as a component of OCI. Financial liabilities are reported at amortized cost using the effective interest method. The following table summarizes the classification of the Company’s financial assets and liabilities:

(in thousands)	Note	June 30 2021	December 31 2020

Financial assets
Financial assets mandatorily measured at FVTNE 1
Cash and cash equivalents	21	$235,446	$192,683
Trade receivables from provisional concentrate sales, net of fair value adjustment	6, 9	4,034	5,429
Long-term investments - warrants held	14	2,492	3,637
Convertible notes receivable	13	15,979	11,353
Investments in equity instruments designated at FVTOCI 1
Long-term investments - common shares held	14	83,887	196,241
Financial assets measured at amortized cost
Non-revolving term loan	23	835	813
Trade receivables from sales of cobalt	9	7,177	-
Other accounts receivable	9	1,74 1	454

Total financial assets		$351,59 1	$410,610

Financial liabilities
Financial liabilities at amortized cost
Accounts payable and accrued liabilities		12,781	13,023
Bank debt	16	-	195,000
Pension liability		2,133	1,670

Total financial liabilities		$14,914	$209,693

1)	FVTNE refers to Fair Value Through Net Earnings, FVTOCI refers to Fair Value Through Other Comprehensive Income

5.3.	Credit Risk
Credit risk is the risk that the counterparty to a financial instrument will cause a financial loss for the Company by failing to discharge its obligations. To mitigate exposure to credit risk on financial assets, the Company has established policies to limit the concentration of credit risk, to ensure counterparties demonstrate minimum acceptable credit worthiness and to ensure liquidity of available funds.
The Company closely monitors its financial assets and does not have any significant concentration of credit risk. The Company invests surplus cash in short-term, high credit quality, money market instruments. Additionally, the outstanding accounts receivable from the sales of cobalt are supported by a $10 million letter of credit. Finally, counterparties used to sell precious metals are all large, international organizations with strong credit ratings and the balance of trade receivables on these sales in the ordinary course of business is not significant. Therefore, credit risk associated with trade receivables at June 30, 2021 is considered to be negligible.
The Company’s maximum exposure to credit risk related to its financial assets is as follows:

(in thousands)	Note	June 30 2021	December 31 2020
Cash and cash equivalents	21	$235,446	$192,683
Trade receivables from provisional concentrate sales, net of fair value adjustment	9	4,034	5,429
Trade receivables from sales of cobalt	9	7,177	-
Other accounts receivables	9	1,74 1	454
Non-revolving term loan	23	835	813
Convertible notes receivable	13	15,979	11,353

Maximum exposure to credit risk related to financial assets		$265,21 2	$210,732

As it relates to the
non-revolving
term loan and the convertible note receivable, the Company has a security interest in the applicable mining concessions owned by Kutcho Copper Corp. (“Kutcho”) and with some exceptions, all present and after acquired property of Kutcho and its applicable subsidiaries.

5.4.	Liquidity Risk
The Company has in place a rigorous planning and budgeting process to help determine the funds required to support the Company’s normal operating requirements on an ongoing basis and its expansionary plans. The Company ensures that there are sufficient committed loan facilities to meet its short-term business requirements, taking into account its anticipated cash flows from operations and its holdings of cash and cash equivalents. As at June 30, 2021, the Company had cash and cash equivalents of $235 million (December 31, 2020 - $193 million) and working capital of $228 million (December 31, 2020 - $171 million).
The Company holds equity investments of several companies (Note 14) with a combined market value at June 30, 2021 of $86 million (December 31, 2020 - $200 million). The daily exchange traded volume of these shares, including the shares underlying the warrants, is not sufficient for the Company to liquidate its position in a short period of time without potentially affecting the market value of the shares. These shares and warrants are held for strategic purposes and are considered long-term investments and therefore, as part of the Company’s planning, budgeting and liquidity analysis process, these investments are not relied upon to provide operational liquidity.
The following table summarizes the timing associated with the Company’s remaining contractual payments relating to its financial liabilities. The table reflects the undiscounted cash flows of financial liabilities based on the earliest date on which the Company can be required to pay (assuming that the Company is in compliance with all of its obligations). The table includes both interest and principal cash flows.

As at June 30, 2021

(in thousands)	2021	2022 - 2024	2025 - 2026	After 2026	Total
Non-derivative financial liabilities
Accounts payable and accrued liabilities	$12,781	$-	$-	$-	$12,781
Performance share units 1	-	19,620	-	-	19,620
Pension liability 2	2,133	-	-	-	2,133
Lease liability	455	2,781	345	-	3,581

Total	$15,369	$22,401	$345	$-	$38,115

1)	Assumes a weighted average performance factor of 179% (see Note 19.1).
2)	Any benefits under the SERP will be paid out to the employee over a 10-year period, or at the employee’s election, a shorter period upon the employee’s retirement from the Company.

5.5.	Currency Risk
The Company undertakes certain transactions denominated in Canadian dollars, including certain operating expenses and the acquisition of strategic long-term investments. As a result, the Company is exposed to fluctuations in the value of the Canadian dollar relative to the United States dollar. The carrying amounts of the Company’s Canadian dollar denominated monetary assets and monetary liabilities at the end of the reporting period are as follows:

(in thousands)	June 30 2021	December 31 2020

Monetary assets
Cash and cash equivalents	$705	$5,041
Accounts receivable	136	71
Long-term investments - common shares held	83,463	195,816
Long-term investments - warrants held	2,492	3,637
Convertible note receivable	15,979	11,353
Non-revolving term loan	835	813
Other long-term assets	3,615	3,519

Total Canadian dollar denominated monetary assets	$107,225	$220,250

Monetary liabilities
Accounts payable and accrued liabilities	$6,174	$8,011
Performance share units	15,726	23,405
Lease liability	2,218	2,403
Pension liability	2,133	1,670

Total Canadian dollar denominated monetary liabilities	$26,251	$35,489
The following tables detail the Company’s sensitivity to a 10% increase or decrease in the Canadian dollar relative to the United States dollar, representing the sensitivity used when reporting foreign currency risk internally to key management personnel and represents management’s assessment of the reasonably possible change in exchange rates.

	As at June 30, 2021
	Change in Canadian Dollar
(in thousands)	10% Increase	10% Decrease

Increase (decrease) in net earnings	$(249)	$249
Increase (decrease) in other comprehensive income	8,346	(8,346)

Increase (decrease) in total comprehensive income	$8,097	$(8,097)

	As at December 31, 2020
	Change in Canadian Dollar
(in thousands)	10% Increase	10% Decrease

Increase (decrease) in net earnings	$(1,105)	$1,105
Increase (decrease) in other comprehensive income	19,582	(19,582)

Increase (decrease) in total comprehensive income	$18,477	$(18,477)

5.6.	Interest Rate Risk
The Company is exposed to interest rate risk on its outstanding borrowings and short-term investments. Presently, the Company has no outstanding borrowings, and historically all borrowings have been at floating interest rates. The Company monitors its exposure to interest rates and has not entered into any derivative contracts to manage this risk. During the three months ended June 30, 2021, the Company had no outstanding borrowings while during the six months ended June 30, 2021, the weighted average effective interest rate paid by the Company on its outstanding borrowings was 1.17%. During the three and six months ended June 30, 2020, the weighted average effective interest rate paid by the Company on its outstanding borrowings was 1.97% and 2.53%, respectively.
During the three and six months ended June 30, 2021, a fluctuation in interest rates of 100 basis points (1 percent) would have impacted the amount of interest expensed by approximately $Nil and $0.2 million, respectively, as compared to $2 million and $4 million during the comparable periods of the prior year.

5.7.	Other Price Risk
The Company is exposed to equity price risk as a result of holding long-term investments in common shares of various companies. The Company does not actively trade these investments.
If equity prices had been 10% higher or lower at the respective balance sheet date, other comprehensive income for the three and six months ended June 30, 2021 would have increased/decreased by approximately $8 million as a result of changes in the fair value of common shares held, as compared to $26 million for the comparable periods of the previous year.

5.8.	Fair Value Estimation
The Company classifies its fair value measurements within a fair value hierarchy, which reflects the significance of the inputs used in making the measurements as defined in IFRS 13 – Fair Value Measurements (“IFRS 13”).
Level 1 - Unadjusted quoted prices at the measurement date for identical assets or liabilities in active markets.
Level 2 - Observable inputs other than quoted prices included in Level 1, such as quoted prices for similar assets and liabilities in active markets; quoted prices for identical or similar assets and liabilities in markets that are not active; or other inputs that are observable or can be corroborated by observable market data.
Level 3 - Unobservable inputs which are supported by little or no market activity.
The following table sets forth the Company’s financial assets and liabilities measured at fair value by level within the fair value hierarchy. As required by IFRS 13, assets and liabilities are classified in their entirety based on the lowest level of input that is significant to the fair value measurement.

		June 30, 2021

(in thousands)	Note	Total	Level 1	Level 2	Level 3

Cash and cash equivalents	21	$235,446	$235,446	$-	$-
Trade receivables from provisional concentrate sales, net of fair value adjustment	9	4,034	-	4,034	-
Long-term investments - common shares held	14	83,887	83,887	-	-
Long-term investments - warrants held	14	2,492	-	2,492	-
Kutcho Convertible Note	13	15,979	-	-	15,979

		$341,838	$319,333	$6,526	$15,979

		December 31, 2020

(in thousands)	Note	Total	Level 1	Level 2	Level 3

Cash and cash equivalents	21	$192,683	$192,683	$-	$-
Trade receivables from provisional concentrate sales, net of fair value adjustment	9	5,429	-	5,429	-
Long-term investments - common shares held	14	196,241	196,241	-	-
Long-term investments - warrants held	14	3,637	-	3,637	-
Kutcho Convertible Note	13	11,353	-	-	11,353

		$409,343	$388,924	$9,066	$11,353
The
non-revolving
term loan, which requires regularly scheduled payments of interest and principal, is carried at amortized cost. Trade accounts receivables, other accounts receivables and accounts payables and accrued liabilities are non-interest
bearing and are stated at carrying values, which approximate fair values due to the short terms to maturity. Where necessary, the non-revolving
term loan as well as other receivables are reported net of allowances for uncollectable amounts.
The Company’s bank debt (Note 16.1) is reported at amortized cost using the effective interest method. The carrying value of the bank debt approximates its fair value.

5.8.1.	Valuation Techniques for Level 1 Assets
Cash and Cash Equivalents
The Company’s cash and cash equivalents are valued using quoted market prices in active markets and, as such, are classified within Level 1 of the fair value hierarchy.
Long-Term Investments in Common Shares Held
The Company’s long-term investments in common shares held are valued using quoted market prices in active markets and, as such, are classified within Level 1 of the fair value hierarchy. The fair value of the long-term investments in common shares held is calculated as the quoted market price of the common share multiplied by the quantity of shares held by the Company.

5.8.2.	Valuation Techniques for Level 2 Assets
Accounts Receivable Arising from Sales of Metal Concentrates
The Company’s trade receivables and accrued liabilities from provisional concentrate sales are valued based on forward prices of gold and silver to the expected date of final settlement (Note 6). As such, these receivables and/or liabilities are classified within Level 2 of the fair value hierarchy.
Long-Term Investments in Warrants Held
The fair value of the Company’s long-term investments in warrants held that are not traded in an active market are determined using a Black-Scholes model based on assumptions including risk free interest rate, expected dividend yield, expected volatility and expected warrant life which are supported by observable current market conditions and as such are classified within Level 2 of the fair value hierarchy. The use of reasonably possible alternative assumptions would not significantly affect the Company’s results.

5.8.3.	Valuation Techniques for Level 3 Assets
Convertible Note Receivable
The fair value of the Kutcho Convertible Note (Note 13), which is not traded in an active market, is determined by discounting the stream of future interest and principal payments at the rate of interest prevailing at the balance sheet date for instruments of similar term and risk (the market interest rate), and adding this value to the value of the convertibility feature which is estimated using a Black-Scholes model based on assumptions including risk free interest rate, expected dividend yield, expected volatility and expected remaining life of the respective convertible notes receivable.
As the expected volatility and market interest rate are not observable inputs, this convertible note receivable is classified within Level 3 of the fair value hierarchy and any changes in fair value are reflected on the Consolidated Statement of Earnings under the classification Other (Income) Expense (Note 8).
As it relates to the Kutcho Convertible Note, management estimates that the market interest rate on similar borrowings without the conversion feature was approximately 29% and has used an implied volatility of 30% in valuing the convertibility feature.
Holding all other variables constant, a fluctuation in interest rates of 1% and a fluctuation in the implied volatility used of 5% would have impacted the valuation as below:

	As at June 30, 2021
	Change in interest rate		Change in volatility
(in thousands)	Increase 1%	Decrease 1%	Increase 5%	Decrease 5%
Kutcho Convertible Note	$(369)	$382	$560	$(567)